Exhibit 10.3

DEALER MANAGER AGREEMENT

July 23, 2026

HPS Securities, LLC

40 West 57th Street

33rd Floor

New York, NY 10019

This Dealer Manager Agreement (this “Agreement”) is entered into by and between HPS Net Lease Income REIT, a Maryland statutory trust (the “Trust”), and HPS Securities, LLC (the “Dealer Manager”). The Trust intends to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification and taxation of the Trust as a real estate investment trust (“REIT”), and is conducting a continuous private offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), of certain classes (each, a “Class”) of its common shares of beneficial interest, par value $0.01 per share (the “Shares”), as designated by the Trust from time to time and as set forth in the Trust’s Confidential Private Placement Memorandum (as the same may be amended, restated and/or supplemented from time to time, the “Offering Memorandum”) and the Trust’s Amended and Restated Declaration of Trust (as amended from time to time, the “Declaration of Trust”).

As of the date of this Agreement, such Classes include Class A-I Shares, Class A-S Shares, Class D Shares, Class E Shares, Class F-I Shares, Class F-S Shares, Class I Shares and Class S Shares. The differences between the Classes of Shares and the eligibility requirements for each Class are described in detail in the Offering Memorandum. The Shares will be offered and sold on an ongoing basis at a purchase price generally equal to the Trust’s prior month’s net asset value (“NAV”) per Share applicable to the Class of Shares being purchased (as calculated in accordance with the procedures described in then-current Offering Memorandum), or at a different offering price made available to investors in cases where the Trust believes there has been a material change to the NAV per Share since the end of the prior month. The Trust will also issue Shares pursuant to its distribution reinvestment plan (the “DRIP Shares”). In connection with the Offering, the minimum subscription amount by any one person shall be as set forth in the Offering Memorandum (except as otherwise indicated in any letter or memorandum from the Trust to the Dealer Manager).

The Shares are to be offered and sold as described in the Offering Memorandum. Except as otherwise agreed by the Trust and the Dealer Manager, Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the Dealer Manager, and (i) the broker-dealers (each a “Broker” and collectively, the “Brokers”) with whom the Dealer Manager has entered into or will enter into a selected intermediary agreement related to the distribution of Shares substantially in the form attached to this Agreement as Exhibit “A” or such other form as the officers of the Trust may deem appropriate (each a “Selected Intermediary Agreement”) and (ii) the registered investment advisers (each a “Participating Adviser” and collectively, the “Participating Advisers”, and together with the Brokers, the “Participating Distribution Agents”) with whom the Dealer Manager has entered into or will enter into a participating adviser agreement related to the distribution of Shares substantially in the form attached to this Agreement as Exhibit “B” to this Agreement or such other form as the officers of the Trust may deem appropriate (each, a “Participating Adviser Agreement” and together with the Selected Intermediary Agreement, each a “Participating Distribution Agreement”). The Dealer Manager and the Participating Distribution Agents will solicit subscriptions pursuant to which investors will invest in the Shares, and such solicitations will be made on a “best efforts” basis. Investments will be solicited (i) in the United States only to U.S. persons who are “accredited investors” within the meaning of Regulation D under the Securities Act, and (ii) outside the United States in accordance with Regulation S under the Securities Act and pursuant to the laws, rules, and regulations applicable to the offer and sale of Shares in the applicable non-U.S. jurisdiction. In addition, investments will be solicited only from potential investors who have a pre-existing, substantive relationship with the Participating Distribution Agent prior to such solicitation.

For shareholders who participate in the Trust’s distribution reinvestment plan, the cash distributions attributable to the Class of Shares that each shareholder owns will be automatically invested in additional shares of the same Class. The DRIP Shares are to be issued and sold to shareholders of the Trust at a purchase price generally equal to transaction price for such common shares at the time the distribution is payable (which will generally be equal to our prior month’s NAV per Share).

Terms not defined herein shall have the same meaning as in the Offering Memorandum. Now, therefore, the Trust hereby agrees with the Dealer Manager as follows:

1. Representations and Warranties of the Trust: The Trust represents and warrants to the Dealer Manager and each Participating Distribution Agent participating in the Offering with whom the Dealer Manager has entered into or will enter into a Participating Distribution Agreement, as of the date hereof and at all times during the Offering (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Trust only makes such representations and warranties as of such date or dates), with respect to the Offering, as applicable, that:

a. The Trust has been duly and validly organized and formed as a statutory trust under the laws of the state of Maryland, with the power and authority to conduct its business as described in the Offering Memorandum.

b. The Offering Memorandum does not and will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the foregoing provisions of this Section 1.b. will not extend to such statements contained in or omitted from the Offering Memorandum as are primarily within the knowledge of the Dealer Manager or any of the Participating Distribution Agents and are based upon information furnished by the Dealer Manager in writing to the Trust specifically for inclusion therein.

c. The Trust intends to use the funds received from the sale of the Shares as set forth in the Offering Memorandum.

d. No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Trust of this Agreement or the issuance and sale by the Trust of the Shares, except (i) such as may be required under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) any necessary qualification under the securities or blue sky laws of the jurisdictions in which the Shares are being offered by the Dealer Manager and the Participating Distribution Agents and the applicable rules and regulations thereunder, (iii) by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or (iv) as have been obtained or waived.

e. Unless otherwise described in the Offering Memorandum, there are no actions, suits or proceedings pending or to the knowledge of the Trust, threatened against the Trust at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the business or property of the Trust (a “Material Adverse Effect”).

f. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Trust will not conflict with or constitute a default under (a) the Declaration of Trust or bylaws, (b) any indenture, mortgage, deed of trust, lease or other material agreement to which the Trust is party, (c) any law, rule or regulation applicable to the Trust or (d) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws and except, in the cases of clauses (b), (c) and (d), for such conflicts or defaults, that individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

g. The Trust has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 4 of this Agreement may be limited under applicable securities laws.

h. At the time of the issuance of the Shares, the Shares will have been duly authorized and, when issued and sold as contemplated by the Offering Memorandum and the Declaration of Trust, and upon payment therefor as provided by the Offering Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Offering Memorandum.

i. The Trust has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Trust to the extent that such taxes or assessments have become due, except where the Trust is contesting such assessments in good faith.

j. Any financial statements the Trust may include in the Offering Memorandum will present fairly in all material respects the financial position of the Trust as of the date indicated and the results of its operations for the periods specified; said financial statements will have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

k. Any and all printed sales literature or other materials which have been approved in advance in writing by the Trust and appropriate regulatory agencies, if applicable, for use in the Offering (“Authorized Sales Materials”) and prepared by the Trust and any of its affiliates specifically for use with potential investors in connection with the Offering, when used in conjunction with the Offering Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Offering Memorandum, not misleading.

l. The Shares have not been registered under the Securities Act, the securities laws of any other State or the securities laws of any other jurisdiction, but will be offered and sold in reliance on an exemption from the registration requirements of the Securities Act and any other applicable laws pursuant to the Offering Memorandum. The Shares are being offered and sold (i) in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the Offering will be made, to U.S. persons who are “accredited investors” within the meaning of Regulation D under the Securities Act, and (ii) outside the United States in accordance with Regulation S under the Securities Act. As of the date hereof, no jurisdiction in which the Shares have been or will be offered or sold has issued any notification with respect to the suspension of the qualification of the Shares for sale in such jurisdiction and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust, threatened. The Trust is in compliance in all material respects with all federal and state securities laws, rules and regulations applicable to it and its activities, including, without limitation, with respect to the Offering and the sale of the Shares.

m. The Trust does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act.

2. Covenants of the Trust. The Trust covenants and agrees with the Dealer Manager that:

a. It will, at no expense to the Dealer Manager, furnish to the Dealer Manager and others designated by the Dealer Manager as many copies of the following documents as the Dealer Manager may reasonably request: (a) the Offering Memorandum; (b) this Agreement; and (c) any other Authorized Sales Materials (provided that the use of said Authorized Sales Materials has been first approved for use by all appropriate regulatory agencies, as applicable).

b. It will furnish copies of any amendment of or supplement to the Offering Memorandum to the Dealer Manager.

c. If, at any time when an Offering Memorandum is delivered, any event occurs as a result of which, in the opinion of either the Trust or the Dealer Manager, the Offering Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Trust will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will affect the preparation of an amended or supplemental Offering Memorandum that will correct such statement or omission.

d. The Trust will operate in a manner so as to enable the Trust to qualify to be taxed as a REIT under the Code, for each taxable year during which it elects to be treated as a REIT under the Code; provided, however, that at the discretion of the Trust’s board of trustees, it may elect to not be so treated.

e. The Trust will use its commercially reasonable efforts to qualify the Shares for sale, or to establish the exemption of the sale of the Shares from qualification or registration, under the applicable state securities laws, or the applicable laws of any non-U.S. jurisdiction as the Dealer Manager may reasonably designate. The Trust will furnish to the Dealer Manager upon request a copy of such papers filed by the Trust in connection with any such qualification or exemption, as applicable.

f. The Trust is conducting the Offering of Shares as a private placement and shall not take any action that (i) causes the Offering of the Shares to lose any exemption from registration with the Securities and Exchange Commission (the “SEC”) provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the Offering of Shares to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

3. Obligations and Compensation of Dealer Manager

a. The Trust hereby appoints the Dealer Manager as its agent and principal Dealer Manager for the purpose of selling Shares for cash as set forth in the Offering Memorandum through (i) the Brokers, all of whom shall be members of FINRA and (ii) the Participating Advisers, all of whom shall be registered with the SEC. The Dealer Manager hereby accepts such agency and role as Dealer Manager and agrees to use its best efforts to sell the Shares on said terms and conditions set forth in the Offering Memorandum with respect to the Offering and any additional terms or conditions specified in this Agreement, as it may be amended from time to time. The Dealer Manager represents to the Trust that it is a member in good standing of FINRA and that it and its employees and representatives have all required licenses and registrations to act under this Agreement. With respect to the Dealer Manager’s participation in the distribution of the Shares in the Offering, the Dealer Manager agrees to comply in all material respects with all state or federal laws, rules and regulations applicable to the Offering and the sale of Shares and the rules of FINRA applicable to the Offering.

b. The Dealer Manager acknowledges that it understands that the Trust is relying on Section 506(b) of Regulation D under the Securities Act. In furtherance of the foregoing, the Dealer Manager represents and warrants that neither it, nor any of its general partners or managing members (if any), nor any of its directors, executive officers or other officers participating in the offering of the Trust, nor any employee or agent of the Dealer Manager that shall receive remuneration (directly or indirectly) for the provision of services under this Agreement, nor any other person construed as a “covered person” pursuant to Rule 506 of Regulation D (each, a “Covered Person”) is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) thereof (each, a “Disqualifying Event”). The Dealer Manager will immediately notify the Trust if it becomes aware of any Covered Person who is or becomes the subject of a Disqualifying Event.

c. None of the Dealer Manager and the Participating Distribution Agents, nor any person acting on their behalf, will offer and sell the Shares by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) take any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to qualify for the exemption under Section 4(a)(2) of the Securities Act.

d. The Dealer Manager and the Participating Distribution Agents shall continue the Offering of Shares for cash in jurisdictions in which Shares are registered or qualify for sale or in which such offering is otherwise permitted. The Dealer Manager and the Participating Distribution Agents will immediately suspend or terminate the Offering of Shares upon request of the Trust at any time and will resume the Offering of Shares upon subsequent request of the Trust.

e. As provided in the Offering Memorandum, which may be amended and restated from time to time, the Trust will pay to the Dealer Manager ongoing shareholder servicing fees (“Shareholder Servicing Fee”) with respect to certain classes of Shares (“Distribution Shares”); provided that the Trust may retain all or any portion of such amounts to satisfy payment obligations in respect of shareholder servicing or distributions arrangements with other parties, including with Participating Distribution Agents or Servicing Brokers, pursuant to Section 3.h. below in which the Trust may direct such payments to such parties on an agency basis. The Trust will accrue the Shareholder Servicing Fee monthly, as adjusted for any issuances or repurchases during the applicable month that do not occur on the first calendar day of a month, and will pay the Shareholder Servicing Fee monthly in arrears (each a “Payment Period”) in accordance with the Offering Memorandum.

f. The Dealer Manager may reallow all or a portion of the Shareholder Servicing Fee to any Participating Distribution Agents who sold Distribution Shares to the extent the Participating Agent Agreement with such Participating Distribution Agent provides for such a reallowance and such Participating Distribution Agent is in compliance with the terms of such Participating Distribution Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Offering Memorandum, at such time as the Participating Distribution Agent who sold the Shares is no longer the intermediary of record with respect to such Shares or the Participating Distribution Agent no longer satisfies any or all of the conditions in its Participating Distribution Agreement for the receipt of the Shareholder Servicing Fee with respect to such Shares, then Participating Distribution Agent’s entitlement to the Shareholder Servicing Fees related to such Shares, as applicable, shall cease in, and Participating Distribution Agent shall not receive the Shareholder Servicing Fee for, that Payment Period or any portion thereof (i.e., Shareholder Servicing Fee are payable with respect to an entire Payment Period without any proration). Intermediary transfers will be made effective as of the start of the first business day of a Payment Period.

Thereafter, such Shareholder Servicing Fee may be reallowed to the then-current intermediary of record of such Shares, as applicable, if any such intermediary of record has been designated (the “Servicing Broker”), to the extent such Servicing Broker has entered into a Participating Distribution Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Participating Distribution Agreement or Servicing Agreement with the Servicing Broker provides for such reallowance and the Servicing Broker is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the Shareholder Servicing Fee to other intermediaries who provide services with respect to the Shares (who shall be considered additional Servicing Brokers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Broker is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

g. Unless otherwise disclosed in the Offering Memorandum and to the extent required by applicable law, at the end of the Payment Period in which the Dealer Manager in conjunction with the transfer agent determines that total upfront transaction or other fees, including upfront selling commissions, placement fees or brokerage commissions, and Shareholder Servicing Fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, any applicable limit set forth in any Participating Distribution Agreement or Servicing Agreement, the Dealer Manager shall cease receiving the Shareholder Servicing Fee on each such Share that would exceed such limit. At the end of such month, the applicable Distribution Shares (and any DRIP Shares issued with respect thereto) in such shareholder’s account will, at the Board of Trustees’ sole discretion, convert into a number of Class I Shares, Class A-I Shares or Class F-I Shares, as applicable, with an equivalent aggregate NAV as such Distribution Shares, as applicable, including any fractional shares. In addition, the Dealer Manager will cease receiving the Shareholder Servicing Fee on Distribution Shares upon the earlier of: (i) a listing of Class I Shares on a national securities exchange or (ii) the merger or consolidation of the Trust with or into another entity, or the sale or other disposition of all or substantially all of the Trust’s assets, other than in connection with a Conversion Event (as defined in the Declaration of Trust). If not already converted as described above, on the earlier of the foregoing, each such Distribution Share (including any fractional share) held in a shareholder’s account will convert into a number of Class I Shares (or fraction thereof) with an equivalent aggregate NAV as such share.

h. The terms of any reallowance of the Shareholder Servicing Fee shall be set forth in the Participating Distribution Agreement or Servicing Agreement entered into with the Participating Distribution Agents or Servicing Brokers, as applicable. The Trust will not be liable or responsible to any Participating Distribution Agent or Servicing Broker for any reallowance of Shareholder Servicing Fee to such Participating Distribution Agent or Servicing Broker, it being the sole and exclusive responsibility of the Dealer Manager for payment of Shareholder Servicing Fee to Participating Distribution Agents and Servicing Brokers. Notwithstanding the foregoing, at the discretion of the Trust, the Trust may act as agent of the Dealer Manager by making direct payment of Shareholder Servicing Fee to Participating Distribution Agents on behalf of the Dealer Manager without incurring any liability. Further, the Trust is not responsible for any transaction or other fees, including upfront placement fees or brokerage commissions, charged by Participating Distribution Agents.

i. In addition to the other items of underwriting compensation set forth in this Section 3, the Trust and/or ElmTree Funds, LLC (the “Advisor”) shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Offering Memorandum, to the extent the Offering Memorandum indicates that they will be paid by the Trust or the Advisor, as applicable.

j. In addition to reimbursement as provided under Section 3.i., the Trust shall also pay directly or reimburse the Dealer Manager for reasonable bona fide due diligence expenses incurred by any Participating Distribution Agent as described in the Offering Memorandum. The Dealer Manager shall obtain from any Participating Distribution Agent and provide to the Trust a detailed and itemized invoice for any such due diligence expenses.

k. The Dealer Manager represents that it will comply fully with all applicable currency reporting, anti-money laundering, anti-corruption and anti-terrorist laws and regulations, and any other applicable laws, rules, regulations and interpretations of any other applicable regulatory or self-regulatory body.

l. (i) The Dealer Manager has in place internal controls, policies, and procedures (“AML Program”) that are reasonably designed to detect, identify, and report illegal activity, including money laundering and further represents that it has implemented, complies with and will comply with anti-money laundering policies and procedures that satisfy and will continue to satisfy the requirements of applicable anti-money laundering and “know your customer” laws, rules and regulations, including, without limitation, the U.S. International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the U.S. Foreign Corrupt Practices Act, the Bank Secrecy Act, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), the U.S. International Emergency Economic Powers Act, and the U.S. Trading with the Enemy Act, as each may be amended from time to time, and regulations thereunder. (ii) The Dealer Manager’s AML Program, at a minimum; (1) designates a compliance office to administer and oversee the AML Program; (2) provides ongoing employee training; (3) includes an independent audit function to test the effectiveness of the Program; (4) establishes internal policies, procedures, and controls that are tailored to its particular business; (5) includes appropriate risk-based procedures for conducting ongoing customer due diligence, to include, but not limited to, understanding the nature and purpose of customer relationships for the purpose of developing a customer risk profile, and conducting ongoing monitoring to detect and report suspicious transactions and updating customer profiles, including beneficial ownership information, where required; (6) includes a Customer Identification Program (“CIP”) consistent with the rules under Section 326 of the USA Patriot Act; (7) provides for the filing of all necessary anti-money laundering reports including, but not limited to, suspicious activity reports; and (8) provides for screening Clients against the Office of Foreign Asset Control (“OFAC”) list and any other government list that is or becomes required under the USA Patriot Act. The Dealer Manager acknowledges and agrees that it is responsible for monitoring and complying with anti-money laundering and CIP requirements applicable to all shareholders. (iii) The Dealer Manager represents and warrants that it has policies, procedures and internal controls in place that are reasonably designed to comply with the UK Bribery Act, the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and, where applicable, legislation enacted by member States and signatories implementing the OECD Convention Combating Bribery of Foreign Officials, or any similar statute, rule or policy applicable in any jurisdiction in which Participating Distribution Agent engages in any activity hereunder (collectively, the “Anti-Corruption Laws”). The Dealer Manager represents and warrants that it has, and will maintain at all times during the term of this Agreement, policies, procedures, and internal controls in place that are reasonably designed to comply with applicable Anti-Corruption Laws, including applicable provisions of the FCPA.

m. The Dealer Manager represents and warrants to the Trust that the information in the Offering Memorandum and all other information furnished to the Trust by the Dealer Manager in writing expressly for use in the Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

n. The Dealer Manager and all Participating Distribution Agents will offer and sell the Shares at a purchase price generally equal to the Trust’s prior month’s NAV per Share applicable to the Class of Shares being purchased (as calculated in accordance with the procedures described in then-current Offering Memorandum), or at a different offering price made available to investors in cases where the Trust believes there has been a material change to the NAV per Share since the end of the prior month.

o. The Dealer Manager agrees to update the Chief Compliance Officers of the Advisor and the Trust via written communication on a quarterly basis regarding any compliance issues that have occurred since the prior quarter.

p. The Dealer Manager agrees, and will ensure through the Participating Distribution Agreement or Servicing Agreement, the Participating Distribution Agents agree, upon receipt of any and all checks, drafts, and money orders or other instruments of payment received from prospective purchasers of Shares, to transmit same together with a copy of the executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to the Transfer Agent by (a) the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and checks are received, or (b) the end of the second business day following receipt where internal supervisory review is conducted at a different location than that which subscription documents and checks are received.

q. In its agreements with Participating Distribution Agents, the Dealer Manager will require the Participating Distribution Agent to represent that: (it has exercised reasonable care, in accordance with section (e) of Rule 506, in making a factual inquiry into whether any Disqualifying Event exists with respect to the Participating Distribution Agent or any of its Covered Persons; (ii) it shall make periodic factual inquiry as to the occurrence or existence of any Disqualifying Events with respect to itself and its Covered Persons, and shall conduct such factual inquiry with reasonable care in accordance with subsection (d)(2)(iv) of Rule 506; (iii) to the extent permitted by applicable law, it will promptly notify the Trust if it is or becomes subject to a Disqualifying Event or if it becomes aware that any of its Covered Persons is or becomes the subject of a Disqualifying Event; and (iv) if a Disqualifying Event occurs with respect to any of its Covered Persons, the Trust shall have the right to terminate the Participating Distribution Agreement with effect from the date of the occurrence of the Disqualifying Event.

4. Indemnification.

a. To the extent permitted by the Declaration of Trust and subject to the limitations below, the Trust will indemnify and hold harmless the Participating Distribution Agents and the Dealer Manager, their officers and directors and each person, if any, who controls such Participating Distribution Agent or Dealer Manager within the meaning of Section 15 of the Securities Act (the “Indemnified Persons”) from and against any losses, claims, damages or liabilities (“Losses”), joint or several, to which such Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Offering Memorandum or (ii) in any Authorized Sales Materials, or (b) the omission to state in the Offering Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Trust will reimburse the Dealer Manager and each Indemnified Person of the Dealer Manager for any reasonable legal or other expenses reasonably incurred by the Dealer Manager or such Indemnified Person in connection with investigating or defending such Loss.

Further notwithstanding the foregoing provisions of this Section 4.a., the Trust will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished (x) to the Trust by the Dealer Manager or (y) to the Trust or the Dealer Manager by or on behalf of any Participating Distribution Agent specifically for use in the Offering Memorandum or any Authorized Sales Materials, and, further, the Trust will not be liable for the portion of any Loss in any such case if it is determined that such Participating Distribution Agent or the Dealer Manager was at fault in connection with such portion of the Loss, expense or action.

The foregoing indemnity agreement of this Section 4.a. is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Offering Memorandum that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any Losses purchased the Shares that are the subject thereof, if a copy of the Offering Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Trust, but only if a copy of the Offering Memorandum as so amended or supplemented had been supplied to the Dealer Manager or the Participating Distribution Agent prior to such acceptance.

b. The Dealer Manager will indemnify and hold harmless the Trust, its officers and trustees (including any person named in the Offering Memorandum, with his or her consent, as about to become a trustee) (the “Company Indemnified Persons”), from and against any Losses to which any of the Trust Indemnified Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Offering Memorandum or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Offering Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Trust by or on behalf of the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Offering Memorandum or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Trust or any use of “broker-dealer use only” materials or “registered investment adviser use only” materials, as applicable, with members of the public by the Dealer Manager in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; or (e) any material violation of this Agreement; or (f) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the U.S. Securities and Exchange Commission (the “SEC”), FINRA, and FinCEN in implementing the Bank Secrecy Act and the USA Patriot Act; or (g) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder; provided further that the Dealer Manager’s obligation to indemnify the Trust shall be limited to the extent of any fees earned and retained by the Dealer Manager (excluding any fees re-allowed to Participating Distribution Agents) pursuant to this Agreement. The Dealer Manager will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

c. Each Participating Distribution Agent severally will indemnify and hold harmless the Trust, the Dealer Manager, each of their officers, trustees and directors (including any person named in the Offering Memorandum, with his or her consent, as about to become a trustee) (the “Participating Distribution Agent Indemnified Persons”) from and against any Losses to which a Participating Distribution Agent Indemnified Person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Offering Memorandum or (ii) in any Authorized Sales Materials; or (b) the omission to state in the Offering Memorandum or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that clauses (a) and (b) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or the Dealer Manager by or on behalf of the Participating Distribution Agent specifically for use with reference to the Participating Distribution Agent in the preparation of the Offering Memorandum or in preparation of any Authorized Sales Materials; or (c) any use of sales literature not authorized or approved by the Trust or any use of “broker-dealer use only” material or “registered investment adviser use only” materials, as applicable, with members of the public by the Dealer Manager in the offer and sale of the Shares or any use of sales literature in a particular jurisdiction if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction; or (d) any untrue statement made by the Participating Distribution Agent or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; or (e) any material violation of this Agreement or the Participating Distribution Agreement entered into between the Dealer Manager and the Participating Distribution Agent; or (f) any failure or alleged failure to comply with all applicable laws, including, without limitation, laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA Patriot Act; or (g) any other failure or alleged failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Each such Participating Distribution Agent will reimburse each Participating Distribution Agent Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Participating Distribution Agent may otherwise have.

d. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 4 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 4.e.) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

e. The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties are unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

f. The indemnity agreements contained in this Section 4 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Participating Distribution Agent, or any person controlling any Participating Distribution Agent or by or on behalf of the Trust, the Dealer Manager or any officer, trustee or director thereof, or by or on behalf of any person controlling the Trust or the Dealer Manager, (b) delivery of any Shares and payment therefor, and (c) any termination of this Agreement. A successor of any Participating Distribution Agent or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits, and subject to the obligations of, the indemnity agreements contained in this Section 4.

5. Survival of Provisions.

a. The respective agreements, representations and warranties of the Trust and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Dealer Manager or any Participating Distribution Agent or any person controlling the Dealer Manager or any Participating Distribution Agent or by or on behalf of the Trust or any person controlling the Trust, and (b) the acceptance of any payment for the Shares.

b. The respective agreements of the Trust and the Dealer Manager set forth in Sections 3.b. through 3.g. and Sections 4 through 14 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

6. Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this section. Venue for any action brought hereunder shall lie exclusively in New York, New York.

7. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

8. Successors and Amendment.

a. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Trust and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit and be binding upon Participating Distribution Agents to the extent set forth in Sections 1 and 4 hereof and the provisions of the applicable Intermediary Agreement.

b. This Agreement may be amended by the written agreement of the Dealer Manager and the Trust.

9. Term and Termination. This Agreement shall become effective as of the date first written above and shall remain in force unless terminated by either party. Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof.

Upon termination of this Agreement, the Dealer Manager shall promptly deliver to the Trust all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager. Dealer Manager shall use its commercially reasonable efforts to cooperate with the Trust to accomplish an orderly transfer of management of the Offering to a party designated by the Trust.

10. Confirmation. The Trust hereby agrees and assumes the duty to confirm on its behalf and on behalf of Participating Distribution Agents who sell the Shares all orders for purchase of Shares accepted by the Trust. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Trust is advised of such laws in writing by the Dealer Manager.

11. Offering Memorandum and Authorized Sales Materials. Dealer Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the Shares except as set forth in the Offering Memorandum and any Authorized Sales Materials. The Dealer Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any intermediary that has not entered into a Participating Distribution Agreement or Servicing Agreement, or to any representatives or other associated persons of such an intermediary, unless it is accompanied or preceded by the Offering Memorandum, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Trust and marked “broker only”, “dealer only”, “registered investment adviser only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public and

(c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Participating Distribution Agents pursuant to the Participating Distribution Agreement) any material or writing that is supplied to it by the Trust if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction. Dealer Manager, in its agreements with Participating Distribution Agents, will include requirements and obligations of the Participating Distribution Agents similar to those imposed upon the Dealer Manager pursuant to this section.

12. Suitability of Investors. The Dealer Manager, in its agreements with Participating Distribution Agents, will require that the Participating Distribution Agents (i) offer Shares only to persons who (A) the Participating Distribution Agent reasonably believes are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, (B) meet the financial and suitability qualifications set forth in the Offering Memorandum, if any, or in any suitability letter or memorandum sent to it by the Trust, and (C) had a pre-existing, substantive relationship with the Participating Distribution Agent prior to the offer of such Shares, and (ii) will only make offers to persons in the jurisdictions in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, the Dealer Manager, in its agreements with Participating Distribution Agents, will require that the Participating Distribution Agent comply with the provisions of all applicable rules and regulations relating to the suitability of investors, the provisions of Exchange Act Rule 15l-1 (“Regulation of Best Interest”) and applicable laws of the jurisdiction of which such investor is a resident. The Dealer Manager, in its agreements with Participating Distribution Agents, will require that the Participating Distribution Agents shall sell Shares only to those persons who are eligible to purchase such Shares as described in the Offering Memorandum and only through those Participating Distribution Agents who are authorized to sell such Shares. The Dealer Manager, in its agreements with the Participating Distribution Agents, shall require the Participating Distribution Agents to maintain, for at least six years, a record of the information obtained to determine that an investor meets the financial qualification and suitability standards imposed on the offer and sale of the Shares.

13. Submission of Orders. The Dealer Manager will require in its agreements with each Participating Distribution Agent that each Participating Distribution Agent comply with the submission of orders procedures set forth in the form of Participating Distribution Agreement attached as Exhibit “A” or Exhibit “B”, as applicable, to this Agreement. To the extent the Dealer Manager is involved in the distribution process other than through a Participating Distribution Agent, the Dealer Manager will comply with such submission of orders procedures, and will require each person desiring to purchase Shares in the Offering to complete and execute a subscription agreement in the form included as an appendix to the Offering Memorandum or otherwise in the form provided by the Trust to the Dealer Manager for use in connection with the Offering (a “Subscription Agreement”) and to deliver to the Dealer Manager or as otherwise directed by the Dealer Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Offering Memorandum. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Trust, as soon as practicable, but in any event by the end of the second business day following receipt by the Dealer Manager. If the Dealer Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the form of Participating Distribution Agreement that cannot be rectified or if a subscription is otherwise rejected by the Dealer Manager, canceled or withdrawn before it is accepted, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

14. Notice. Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	HPS Securities, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If to the Trust:	HPS Net Lease Income REIT
c/o HPS Investment Partners, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

HPS NET LEASE INCOME REIT

By:	/s/ David Leavitt
Name: David Leavitt
Title: President

Accepted and agreed to as of
the date first above written:

HPS SECURITIES, LLC

By:	/s/ Joseph Virgilio
Name: Joseph Virgilio
Title: Chief Compliance Officer

EXHIBIT A

FORM OF

SELECTED INTERMEDIARY AGREEMENT

Ladies and Gentlemen:

HPS Securities, LLC, as the Dealer Manager (“Dealer Manager”) for HPS Net Lease Income REIT (the “Trust”), a Maryland statutory trust, invites you (the “Broker”) to participate in the distribution of certain classes of common shares of beneficial interest, par value $0.01 per share, of the Trust (the “Shares”) subject to the following terms:

I. Dealer Manager Agreement

The Dealer Manager has entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with the Trust dated July 23, 2026, attached hereto as Exhibit “A.” Except as otherwise specifically stated herein, all terms used in this Agreement have the meanings provided in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Trust is conducting a continuous private offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), of certain classes (each, a “Class”) of its common shares of beneficial interest, par value $0.01 per share (the “Shares”), as designated by the Trust from time to time and as set forth in the Trust’s Confidential Private Placement Memorandum (as the same may be amended, restated and/or supplemented from time to time, the “Offering Memorandum”) and the Trust’s Amended and Restated Declaration of Trust (as amended from time to time, the “Declaration of Trust”).

By your acceptance of this Agreement, you will become one of the Brokers referred to in the Dealer Manager Agreement between the Trust and the Dealer Manager and will be entitled and subject to the indemnification provisions contained in the Dealer Manager Agreement, including the provisions of Section 4 of the Dealer Manager Agreement wherein the Brokers severally agree to indemnify and hold harmless the Trust, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Trust or the Dealer Manager within the meaning of the Securities Act. Broker acknowledges that the Dealer Manager’s liability for the Shareholder Servicing Fee is limited solely to the proceeds of the Shareholder Servicing Fee receivable from the Trust, and Broker hereby waives any and all rights to receive any reallowance of the Shareholder Servicing Fee due until such time as the Dealer Manager is in receipt of the Shareholder Servicing Fee from the Trust.

The Broker hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Offering Memorandum. Nothing in this Agreement shall be deemed or construed to make the Broker an employee, agent, representative or partner of the Dealer Manager or of the Trust, and the Broker is not authorized to act for the Dealer Manager or the Trust or to make any representations on their behalf except as set forth in the Offering Memorandum and in the Authorized Sales Materials.

II. Submission of Orders

Each person desiring to purchase Shares in the Offering will be required to complete and execute a subscription agreement in the form included as an appendix to the Offering Memorandum or otherwise in the form provided by the Trust to the Broker for use in connection with the Offering (a “Subscription Agreement”) and to deliver to the Broker such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Offering Memorandum. Those persons who purchase Shares will be instructed by the Broker to make their instruments of payment payable to or for the benefit of “HPS Net Lease Income REIT”. Purchase orders which include (i) instruments of payment and (ii) a completed and executed Subscription Agreement in good order, in both cases received by the Trust at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first calendar day of the next month (based on the prior month’s transaction price).

Broker agrees, upon receipt of any and all checks, drafts, money orders or other instruments of payment from prospective purchasers of Shares, to transmit same, together with a copy of the executed Subscription Agreement or copy of the signature page of such agreement, which conforms to the foregoing instructions and stating among other things, the name of the purchaser, current address, and the amount of the investment, in accordance with the following procedures, unless otherwise agreed with the Dealer Manager:

(i)

Where, pursuant to the Broker’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Broker for deposit to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

(ii)

Where, pursuant to the Broker’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Broker to the office of the Broker conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment for deposit to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

If the Broker receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, the Broker shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt.

III. Pricing

Except as otherwise provided in the Offering Memorandum, the Shares shall generally be offered at a purchase price payable in cash equal to the Trust’s prior month’s net asset value (“NAV”) per Share applicable to the Class of Shares being purchased (as calculated in accordance with the procedures described in then-current Offering Memorandum), or at a different offering price made available to investors in cases where the Trust believes there has been a material change to the NAV per Share since the end of the prior month. Broker may also charge transaction or other fees, including upfront placement fees or brokerage commissions, in connection with the sale of Shares as described in Schedule I attached hereto. For shareholders who participate in the Trust’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the Class of Shares that each shareholder owns will be automatically re-invested in additional shares of the same Class. The DRIP Shares will be issued and sold to shareholders of the Trust at a purchase price equal to the transaction price for such common shares at the time the distribution is payable (which will generally be equal to our prior month’s NAV per share). Minimum purchase amounts for each Class of Shares shall be as set forth in the Offering Memorandum. The Shares are nonassessable.

IV. Brokers’ Compensation

Except as may be provided in the Offering Memorandum, as compensation for completed sales and ongoing shareholder services rendered by Broker hereunder, Broker is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

V. Representations, Warranties and Covenants of Broker

In addition to the representations and warranties found elsewhere in this Agreement, Broker represents, warrants and agrees that:

(i)	It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Broker is organized.

(ii)

It is empowered under applicable laws and by Broker’s organizational documents to enter into this Agreement and perform all activities and services of the Broker provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Broker’s ability to perform under this Agreement.

(iii)

The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Broker is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv)	All requisite actions have been taken to authorize Broker to enter into and perform this Agreement.

(v)

It shall notify Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Broker or its principals, affiliates, officers, directors, employees or agents, or any person who controls Broker, within the meaning of Section 15 of the Securities Act.

(vi)

Except for those jurisdictions listed on Schedule III hereto, Broker will not offer, sell or distribute Shares, or otherwise make any such Shares available, in any jurisdiction outside of the United States or United States territories unless the Broker receives prior written consent from Dealer Manager.

(vii)

Neither Brokers, nor any person acting on their behalf, will, without written consent in advance by the Trust, (i) offer or sell the Shares by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) take any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to qualify for the exemption under Section 4(a)(2) of the Securities Act.

(viii)

Broker acknowledges that it understands that the Trust is relying on Section 506(b) of Regulation D under the Securities Act. In furtherance of the foregoing, Broker represents and warrants to the Dealer Manager that neither it, nor any of its general partners or managing members (if any), nor any of its directors, executive officers or other officers participating in the offering of the Trust, nor any employee or agent of Broker that shall receive remuneration (directly or indirectly) for the provision of services under this Agreement, nor any other person construed as a “covered person” pursuant to Rule 506 of Regulation D (each, a “Covered Person”) is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) thereof (each, a “Disqualifying Event”). Broker will immediately notify the Dealer Manager if it becomes aware of any Covered Person who is or becomes the subject of a Disqualifying Event.

(ix)	Broker acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Broker.

(x)

Broker represents that it is a broker-dealer registered with FINRA and (effective August 20, 2017) subject to FINRA Rule 2030 (“Rule 2030”). Broker represents that it has policies and procedures to ensure compliance with Rule 2030 and is currently in compliance with Rule 2030. Moreover, Broker represents that neither it nor any of its Covered Associates (i.e., any (i) general partner, managing member or executive officer of Broker, as well as any person with a similar status or function, (ii) any associated person of Broker who engages in distribution or solicitation activities with a government entity, (iii) any associated person of Broker who supervises, directly or indirectly, the government entity distribution or solicitation activities of a person in (ii) above, and (iv) any political action committee controlled by Broker or one of its Covered Associates) has made, directly or indirectly, any contributions that prohibit Broker from engaging in solicitation activities for compensation under Rule 2030 (a “Triggering Contribution”). Broker hereby agrees that neither it nor its Covered Associates will make a Triggering Contribution or violate Rule 2030 while engaged hereunder. If Broker breaches this provision and becomes aware of a Triggering Contribution or a violation of Rule 2030, it shall promptly provide written notice to the Dealer Manager of the nature of the ban or violation.

(xi)

Broker represents that Broker is acting solely as an agent for its customers with respect to their purchase or sale of Shares and is not acting for Broker’s own account. Any transaction or other fees, including upfront placement fees or brokerage commissions, charged by Broker in connection with its sale of Shares will be charged in a manner consistent with the Offering Memorandum and applicable law and FINRA rules.

VI. Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Trust, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or without the required instrument of payment in full payment for the Shares. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Trust is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Trust reserves the right to cancel the sale without notice.

VII. Offering Memorandum and Authorized Sales Materials; Compliance with Laws

Broker is not authorized or permitted to give and will not give, any information or make any representation concerning the Shares except as set forth in the Offering Memorandum and any Authorized Sales Materials. Broker agrees that it will deliver a copy of the Offering Memorandum to each investor to whom an offer is made prior to or simultaneously with the first offer. The Broker agrees that it will not send or give any supplement to the Offering Memorandum or any Authorized Sales Materials to an investor unless it has previously sent or given an Offering Memorandum and all previous supplements thereto and any amended Offering Memorandum to that investor or has simultaneously sent or given an Offering Memorandum and all previous supplements thereto and any amended Offering Memorandum with such supplement to the Offering Memorandum or Authorized Sales Materials to that investor. The Broker agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker only”, “dealer only”, “registered investment adviser only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares. The Broker agrees that it will not show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to prospective investors in such jurisdiction. Broker agrees that it will not use in connection with the offer or sale of Shares any material or writing which relates to another company supplied to it by the Trust or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the Trust to which it relates. The Broker further agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Dealer Manager or the Trust in writing.

On becoming a Broker, and in offering and selling Shares, the Broker agrees to comply with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Shares or the activities of the Broker pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, as amended (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC, FinCEN and FINRA, the Bank Secrecy Act, as amended, the USA Patriot Act, and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (d) this Agreement and the Offering Memorandum. Notwithstanding the termination of this Agreement or the payment of any amount to the Broker, the Broker agrees to pay the Broker’s proportionate share of any claim, demand or liability asserted against the Broker and the other Brokers on the basis that such Brokers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Broker’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

Broker and the Dealer Manager further agree to the following terms:

(i)

Broker agrees that it (1) will maintain written policies and procedures covering the delivery of electronic offering documents and the use of electronic signatures, (2) will comply with all applicable SEC rules and guidelines pertaining to electronic delivery of the Offering Memorandum and Authorized Sales Materials and electronic signature of the Subscription Agreement, (3) acknowledges that it is acting as an agent of the Trust only with respect to the delivery of the Offering Memorandum and Authorized Sales Materials electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Statement of Policy and the Intermediary Agreement and (4) will also comply, as applicable, with The Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transaction Act and any other applicable law.

(ii)

In consideration of the foregoing, the Dealer Manager hereby agrees that it will not reject a subscription on account of an electronic signature if such signature was obtained in the manner set forth in this Section VII.

VIII. License and Association Membership

The Broker’s acceptance of this Agreement constitutes a representation to the Trust and the Dealer Manager that the Broker is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations, and foreign laws (including the laws of the jurisdictions listed on Schedule III), if applicable, and in all states or jurisdictions where it offers or sells Shares, and that it is a member in good standing of FINRA. This Agreement shall automatically terminate if the Broker ceases to be a member in good standing of FINRA. The Broker agrees to notify the Dealer Manager immediately if the Broker ceases to be a member in good standing of FINRA. The Broker also hereby agrees to abide by the Rules of FINRA, including FINRA Rules 2040, 2111, 2121, 2310, 5110 and 5141.

IX. Limitation of Offer; Suitability

The Broker (i) will offer Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who (A) the Broker reasonably believes are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, (B) meet the financial and suitability qualifications set forth in the Offering Memorandum, if any, or in any suitability letter or memorandum sent to it by the Trust or the Dealer Manager, and (C) have a pre-existing, substantive relationship with the Broker prior to the offer of such Shares, and (ii) will only make offers to persons in the jurisdictions in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required (including the jurisdictions listed on Schedule III). To the extent applicable, in offering Shares, the Broker will comply with the provisions of the Rules set forth in the FINRA Manual, Exchange Act Rule 15l-1 (“Regulation Best Interest”), as well as all other applicable rules and regulations relating to suitability of investors. Nothing contained in this section shall be construed to relieve the Broker of its suitability obligations under Regulation Best Interest, FINRA Rule 2111 or FINRA Rule 2310, to the extent applicable.

The Broker further represents, warrants and covenants that neither Broker, nor any person associated with the Broker, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Offering Memorandum, including minimum income and net worth standards; (b) applicable laws of the jurisdiction of which such investor is a resident; (c) applicable provisions of Regulation Best Interest; or (d) applicable FINRA rules. The Broker agrees to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, the Broker, or a person associated with the Broker, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Trust) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Broker, or person associated with the Broker, that (i) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of the Advisor or the persons responsible for directing and managing the Trust and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account. The Broker further represents, warrants and covenants that the Broker, or a person associated with the Broker, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by the Broker, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established.

The Broker will sell Class S Shares, Class D Shares, Class I Shares, Class F-I Shares, Class F-S Shares, Class A-I Shares and Class A-S Shares only to the extent approved by the Dealer Manager as set forth on Schedule I to this Agreement, and to the extent approved to sell Class S Shares, Class D Shares, Class I Shares, Class F-I Shares, Class F-S Shares, Class A-I Shares and Class A-S Shares pursuant to this Agreement, sell such shares only to those persons who are eligible to purchase such Class S Shares, Class D Shares, Class I Shares, Class F-I Shares, Class F-S Shares, Class A-I Shares and Class A-S Shares in transactions exempt from registration under the Securities Act under Section 4(a)(2) of the Securities Act and Regulation D thereunder as described in the Offering Memorandum. Nothing contained in this Agreement shall be construed to impose upon the Trust or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards in accordance with the terms and provisions of the Offering Memorandum. Broker shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Broker’s customer and such customer’s completed and executed Subscription Agreement. The Broker agrees to comply with the record-keeping requirements imposed by (a) federal and state securities laws and the rules and regulations thereunder, and (b) the applicable rules of FINRA. The Broker further agrees to make the Suitability Records available to the Dealer Manager and the Trust upon request and to make them available to representatives of the SEC and FINRA and applicable state securities administrators upon the Broker’s receipt of a subpoena or other appropriate document request from such agency.

The Broker further represents that it understands that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Offering Memorandum.

X. Disclosure Review; Confidentiality of Information

The Broker agrees that it shall have reasonable grounds to believe, based on the information made available to it through the Offering Memorandum or other materials that all material facts are adequately and accurately disclosed in the Offering Memorandum and provide a basis for evaluating the Shares. In making this determination, the Broker shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If the Broker relies upon the results of any inquiry conducted by another member or members of FINRA, the Broker shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Trust.

It is anticipated that (i) the Broker and Broker’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Broker that are conducting a due diligence inquiry on behalf of the Broker and (ii) persons or committees, as the case may be, responsible for determining whether the Broker will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Trust, the Dealer Manager, the Advisor, or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Trust, the Dealer Manager, the Advisor, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Trust, the Dealer Manager, the Advisor, or their respective affiliates; (iii) information concerning the business and affairs of the Trust, the Dealer Manager, the Advisor, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. The Broker agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with the Broker’s due diligence inquiry. The Broker agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to the Broker’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. The Broker further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of the Broker’s due diligence inquiry and (b) informing each recipient of such Confidential Information of the Broker’s confidentiality obligation. The Broker acknowledges that Broker or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Trust, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Broker acknowledges that Broker or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Trust, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. The Broker acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Trust to comply therewith.

Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Trust or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or FINRA), provided that the Broker shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

XI. Broker’s Compliance with Anti-Money Laundering Rules and Regulations

The Broker hereby represents that it has complied and will comply with Section 326 of the USA Patriot Act, as codified at 31 U.S.C. § 5318, and the implementing rules and regulations promulgated thereunder in connection with Broker’s anti-money laundering obligations. The Broker hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer due diligence, including, but not limited to, customer identification and beneficial ownership information of legal entity customers in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, FinCEN and the Bank Secrecy Act, as amended by the USA Patriot Act and the implementing rules and regulations promulgated thereunder. In accordance with these applicable laws and regulations and its AML Program, Broker agrees to apply the AML Program with respect to any customer it introduces to the Trust, to include verifying the identity of its customers (including beneficial owners of legal entity customers) and maintaining customer records for a period of no less than five (5) years from the date on which such customer’s investment in the Shares ceases. Broker will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing. Broker will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law.

Broker acknowledges and agrees that, with respect to any investor introduced by the Broker in connection with this Agreement, Broker (and not the Trust or the Dealer Manager) is responsible for reviewing and monitoring investors and complying with the applicable AML laws and regulations, including customer identification requirements, with respect to investors in connection with this Agreement.

To the extent permitted by law, Broker agrees to provide reasonable assistance to Dealer Manager or Trust upon written request, in obtaining such information as Dealer Manager or Trust determines is necessary for the Trust or Dealer Manager to comply with the AML laws and regulations applicable to it related to its activities under this Agreement, including providing Broker client data for investors in Shares of the Trust that any regulator, regulatory body, government, or other related agency having jurisdiction over the Trust or Dealer Manager requests.

Broker has adopted and implemented sanctions policies and procedures in compliance with and consistent with the regulations and Executive Orders administered by the United States, including those administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), including prohibitions and restrictions on dealings with or involving persons designated on the list of Specially Designated Nationals and Blocked Persons administered by OFAC and other lists administered by OFAC, as such lists may be amended from time to time (“U.S. Sanctions Programs”), as well as any other sanctions laws to which the Broker is subject (collectively with the U.S. Sanctions Programs, the “Applicable Sanctions Laws” and such sanctions policies and procedures, the “Sanctions Program”). These sanctions policies and procedures include screening all investors and their beneficial owners, controllers, or authorized persons (if any), against lists of sanctioned entities or individuals administered or enforced by the U.S., the E.U., the U.K., or the United Nations. Broker does not know or have any reason to suspect that any of the beneficial owners, controllers, authorized persons, or other entities associated with any investor investing in the Trust (including any beneficial owner(s) thereof): (i) appears on OFAC’s Specially Designated Nationals and Blocked Persons List; (ii) is named on any list of sanctioned entities or individuals pursuant to E.U. and/or U.K. regulations; (iii) is operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, the E.U., the U.S. and/or the U.K. apply; or (iv) is otherwise subject to sanctions imposed by, or is a party with which the Trust is prohibited to deal with under the laws of, the United Nations, the U.S., the E.U. or the U.K., which may be amended from time to time (collectively, a “Sanctions Subject”).

Broker does not know or have any reason to suspect that the monies used to fund any investor’s investment in the Trust is derived, directly or indirectly, from, invested for the benefit of, or related in any way to: (i) any criminal, terrorist or other illegal activities, including but not limited to, money laundering activities, whether under U.S. law or otherwise; and/or (ii) a Sanctions Subject (or are made on behalf of, or are controlled by, such persons). Broker covenants that, should any investor and/or beneficial owner(s) thereof become at any time during their investment in the Trust a Sanctions Subject, Broker shall promptly notify the Dealer Manager of such, which notice shall include the identity of such Sanctions Subject if and as allowed by (or not prohibited by) Applicable Sanctions Law.

Broker agrees and acknowledges that, among other remedial measures, (i) the Trust may be obligated to “freeze the account” with respect to the portion of an investment by any investor, either by restricting participation by the investor and/or segregating the assets of the investor in order to comply with governmental regulations and/or if the Trust or Dealer Manager determines in its good faith that such action is in the best interests of the investor; and (ii) the Trust may be required to report such action or confidential information relating to the investor (including, without limitation, disclosing the investor’s identity) to regulatory authorities.

The Broker agrees to notify the Dealer Manager immediately if the Broker is subject to a FINRA disclosure event or fine from FINRA related to its AML Program. Notwithstanding any provision above, Broker agrees to provide to Dealer Manager any information reasonably requested by Dealer Manager for it to meet its obligations under anti-money laundering, sanctions and other applicable laws, including, but not limited to, any of Broker’s customers that are listed on any sanctions lists, politically exposed persons or senior foreign political figures.

Broker shall, upon request by the Dealer Manager, provide an annual certification to the Dealer Manager that, as of the date of such certification, (1) it has implemented and is continuing to implement its AML Program and its Sanctions Program, (2) its AML Program and its Sanctions Program are consistent with applicable AML laws and regulations Applicable Sanctions Laws, (3) it is currently in substantial compliance with all applicable AML laws and regulations and Applicable Sanctions Laws, (4) that the Broker will perform all of the specified requirements for Customer Identification Programs as required by 31 C.F.R. § 1023.220, and (5) it will perform all of the specified requirements under the Customer Due Diligence Rule as required by 31 C.F.R. § 1010.230. Broker confirms that should any of the above representations become inaccurate, Broker will notify Dealer Manager.

XII. Privacy

The Broker agrees as follows:

The Broker agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act, as amended (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Broker may share with the Trust and the Trust may share with Broker nonpublic personal information (as defined under the GLBA) of customers of Broker. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Broker shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which

Broker served as the broker of record for such customer’s account. Broker, the Dealer Manager and the Trust shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA), or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XII. Except as expressly permitted under the FCRA, Broker agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Broker shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Broker, the Dealer Manager or the Trust expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XII, shall be prohibited.

Broker shall implement commercially reasonable measures in compliance with industry best practices designed: (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Broker further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Broker provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XII.

XIII. Broker’s Undertaking to Not Facilitate a Secondary Market in the Shares

The Broker acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and repurchase of the Shares, which significantly limit the liquidity of an investment in the Shares. The Broker also acknowledges that the Trust’s share repurchase plan (as amended from time to time, the “Plan”) provides only a limited opportunity for investors to have their Shares repurchased by the Trust and that the Trust’s board of trustees may, in its sole discretion, make exceptions to, modify or suspend the Plan at any time in accordance with the terms of the Plan. The Broker hereby agrees that so long as the Trust has not listed the Shares on a national securities exchange, the Broker will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

XIV. Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York City FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XV. Termination

The Broker will suspend or terminate its offer and sale of Shares upon the request of the Trust or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Trust or the Dealer Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective forty-eight (48) hours after the mailing of such notice. This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to the Broker, and any such amendment shall be deemed accepted by the Broker upon placement of an order for sale of Shares by such Broker’s customer after the Broker has received such notice.

The respective agreements and obligations of the Dealer Manager and Broker set forth in Sections IV, VI, VII, and XIII through XIX of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

XVI. Use of Trust, ElmTree, BlackRock and HPS Names

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager, the Advisor and/or their respective affiliates of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Broker of the name or identifying marks of the Trust, the Dealer Manager, “BlackRock” or “HPS” (or any combination or derivation thereof, including any name adopted in the future). The respective parties reserve the right to withdraw their consent to the use of the Trust’s name at any time and to request to review any materials generated by the Broker that use the Trust’s, BlackRock’s or HPS’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XVII. Notice

Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier, or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	HPS Securities, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If to the Advisor:	ElmTree Funds, LLC
8027 Forsyth Boulevard
St. Louis, MO 63105

If to the Trust:	HPS Net Lease Income REIT
c/o HPS Investment Partners, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If to Broker:	To the address specified by the Broker herein.

XVIII. Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by the Broker and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in New York, New York.

XIX. No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute the Broker as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Trust or the other Brokers; instead, this Agreement shall only constitute the Broker as a Broker authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Offering Memorandum and in this Agreement.

XX. Changes; Amendments

Except as specifically provided in this Section XX, this Agreement may be changed or amended only by written instrument signed by all parties.

In the event of a change in law, regulation or other regulatory guidance which affects this Agreement, Broker authorizes the Dealer Manager to amend this Agreement in order to comply with the requirements of any such law, regulation or other regulatory guidance. Broker agrees that such amendment shall automatically become effective upon the execution of the first transaction Broker or its Customer executes with the Trust thirty (30) calendar days after receipt of the amendment (or sooner, if required to comply with applicable law and that the amendment shall not require the signature of Broker in order to be effective).

XXI. Entire Agreement

This Agreement (including any Schedules and Exhibits hereto) are the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

XXII. Successors and Assigns

No party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon the Dealer Manager, the Advisor and Broker and their respective successors and permitted assigns.

XXIII. Severability.

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

XXIV. Counterparts.

This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same agreement, including all exhibits. Each party may execute this Agreement by applying an electronic signature using DocuSign or any similar electronic signature program and acknowledges, agrees and confirms that the use of such an electronic signature program (a) shall result in a reliable and valid delivery of such party’s signature to this Agreement; and (b) shall constitute reasonable steps on the part of the other party to this Agreement to verify the reliability of such signature.

[Signatures on following pages.]

THE DEALER MANAGER:

HPS SECURITIES, LLC

Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or Broker and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1. IDENTITY OF BROKER:

Company Name:

Type of entity:

(Corporation, Partnership or Proprietorship)

Organized in the State of:

Licensed as broker-dealer in all States:	☐ Yes ☐ No

If no, list all States licensed as broker-dealer:

Tax ID #:

2. Person to receive notices delivered pursuant to the Selected Intermediary Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY THE BROKER:

(Broker’s Firm Name)

By:
Signature

Name:

Title:

Date:

SCHEDULE I

ADDENDUM

TO

SELECTED INTERMEDIARY AGREEMENT WITH

HPS SECURITIES, LLC

Name of Broker:

The following reflects the transaction or other fee arrangements and Shareholder Servicing Fees as agreed upon between HPS Securities, LLC (the “Dealer Manager”) and Broker, effective as of the effective date of the Selected Intermediary Agreement (the “Agreement”) between the Dealer Manager and Broker in connection with the offering of Shares of HPS Net Lease Income REIT (the “Trust”). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement.

Brokerage Transaction Fee

Broker may charge a transaction or other fee, including upfront placement fees or brokerage commissions, on sales of Shares, as set forth in “Share Class Election” below, to the extent the Offering Memorandum discloses that such brokerage commissions or fees may be charged for the relevant class of Shares. Broker represents that Broker is acting solely as an agent for its customers with respect to their purchase or sale of Shares and is not acting for Broker’s own account. Any transaction or other fee, including upfront placement fees or brokerage commissions, charged by Broker in connection with its sale of Shares will be charged in a manner consistent with the Offering Memorandum and applicable law and FINRA rules. Purchases and sales of such Shares may only be executed as purchases or repurchases between the customer and the Fund. Broker shall not execute trades of Shares between customers.

Terms and Conditions of the Shareholder Servicing Fee.

The payment of the Shareholder Servicing Fee to Broker is subject to terms and conditions set forth herein and the Offering Memorandum. If Broker elects to sell Class F-S Shares, Class A-S Shares, Class S Shares, and/or Class D Shares, eligibility to receive the Shareholder Servicing Fee with respect to Class F-S Shares, Class A-S Shares, Class S Shares, and/or Class D Shares, as applicable, sold by the Broker is conditioned upon the Broker acting as broker of record with respect to such Shares and complying with the requirements set forth below, including providing shareholder and account maintenance services with respect to such Shares (for the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Shares):

(i) the existence of an effective Selected Intermediary Agreement or ongoing Servicing Agreement between the Dealer Manager and the Broker, and

(ii) the provision of the following services with respect to the Class F-S Shares, Class A-S Shares, Class S Shares, and/or Class D Shares, as applicable, by the Broker:

1.	assistance with recordkeeping, including maintaining records for and on behalf of Broker’s customers reflecting transactions and balances of Shares owned,

2.	answering investor inquiries regarding the Trust, including distribution payments and reinvestments,

3.	helping investors understand their investments upon their request, and

4.	facilitating repurchase requests from the Plan.

The Broker hereby represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements and is providing the above-described services.

Subject to the conditions described herein, the Dealer Manager will reallow to Broker the Shareholder Servicing Fee in an amount described below, on Class F-S Shares, Class A-S Shares, Class S Shares or Class D Shares, as applicable, sold by Broker. The Shareholder Servicing Fee will be paid monthly in arrears and calculated based on the NAV of the applicable class of Shares as of the first calendar day of each month, as adjusted for any issuances or repurchases during the applicable month that do not occur on the first calendar day of a month. All determinations regarding the total amount and rate of reallowance of the Shareholder Servicing Fee, the Broker’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Offering Memorandum, at such time as the Broker is no longer the intermediary of record with respect to such Class F-S Shares, Class A-S Shares, Class S Shares or Class D Shares or the Broker no longer satisfies any or all of the conditions set forth above, then Broker’s entitlement to the Shareholder Servicing Fee related to such Class F-S Shares, Class A-S Shares, Class S Shares or Class D Shares, as applicable, shall cease in, and Broker shall not receive the Shareholder Servicing Fee for, that period or any portion thereof (i.e., are payable with respect to an entire period without any proration). Intermediary transfers will be made effective as of the start of the first business day of a period.

Thereafter, such Shareholder Servicing Fee may be reallowed to the then-current intermediaries of record of the Class F-S Shares, Class A-S Shares, Class S Shares and/or Class D Shares, as applicable, if any such intermediary of record has been designated (the “Servicing Broker”), to the extent such Servicing Broker has entered into a Selected Intermediary Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Selected Intermediary Agreement or Servicing Agreement with the Servicing Broker provides for such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Broker is not entitled to any Shareholder Servicing Fee with respect to Class F-I Shares, Class A-I Shares, Class I Shares or Class E Shares. The Dealer Manager may also reallow some or all of the Shareholder Servicing Fee to other intermediaries who provide services with respect to the Shares (who shall be considered additional Servicing Brokers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Broker is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

In accordance with the Offering Memorandum, at the end of the Payment Period in which the Dealer Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and Shareholder Servicing Fee paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, any applicable limit set herein, the Dealer Manager shall cease receiving the Shareholder Servicing Fee on each such share that would exceed such limit. At the end of such month, (i) the applicable Class S Shares or Class D Shares (and any DRIP Shares issued with respect thereto) in such shareholder’s account will, at the Board of Trustees’ sole discretion, convert into a number of Class I Shares, (ii) the applicable Class F-S Shares (and any DRIP Shares issued with respect thereto) in such shareholder’s account will, at the Board of Trustees’ sole discretion, convert into a number of Class F-I Shares, and (iii) the applicable Class A-S Shares (and any DRIP Shares issued with respect thereto) in such shareholder’s account will, at the Board of Trustees’ sole discretion, convert into a number of Class A-I Shares, with an equivalent aggregate NAV as such Class F-S Shares, Class A-S Shares, Class S Shares or Class D Shares, as applicable, including any fractional shares.

The Trust and the Dealer Manager will cease paying the Shareholder Servicing Fee on Class F-S Shares, Class A-S Shares, Class S Shares and Class D Shares in connection with an Offering upon the earlier to occur of the following: (i) a listing of Class I Shares on a national securities exchange or (ii) the merger or consolidation of the Trust with or into another entity, or the sale or other disposition of all or substantially all of the Trust’s assets, other than in connection with a Conversion Event (as defined in the Declaration of Trust). If not already converted as described above, on the earlier of the foregoing, each such Class S Share, Class D Share, Class E Share, Class A-S Share, Class A-I Share, Class F-S Share and Class F-I Share (including any fractional share) held in a shareholder’s account will convert into a number of Class I Shares (or fraction thereof) with an equivalent aggregate NAV as such Share.

General

Shareholder Servicing Fee due to the Broker pursuant to this Agreement will be paid to the Broker within 30 days after receipt by the Dealer Manager. The Broker, in its sole discretion, may authorize Dealer Manager to deposit Shareholder Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If the Broker so elects, the Broker shall provide such deposit authorization and instructions in Schedule II to this Agreement.

The parties hereby agree that the foregoing Shareholder Servicing Fee is not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares, that the Broker’s interest in the Offering is limited to such Shareholder Servicing Fee from the Dealer Manager and the Broker’s indemnity referred to in Section 4 of the Dealer Manager Agreement, and that the Trust is not liable or responsible for the direct payment of such Shareholder Servicing Fee to the Broker.

Except as otherwise described under “Brokerage Transaction Fee” above, the Broker waives any and all rights to receive compensation, including the Shareholder Servicing Fee, until it is paid to and received by the Dealer Manager. Broker acknowledges and agrees that, if the Trust pays Shareholder Servicing Fee to the Dealer Manager, the Trust is relieved of any obligation to pay any Shareholder Servicing Fee to Broker. The Trust may rely on and use the preceding acknowledgement as a defense against any claim by Broker for Shareholder Servicing Fees the Trust pays to Dealer Manager but that Dealer Manager fails to remit to Broker. The Broker affirms that the Dealer Manager’s liability for the Shareholder Servicing Fees is limited solely to the proceeds of the Shareholder Servicing Fees receivable from the Trust and Broker hereby waives any and all rights to receive any reallowance of the Shareholder Servicing Fee due until such time as the Dealer Manager is in receipt of the Shareholder Servicing Fee from the Trust. Notwithstanding the above, Broker affirms that, to the extent that Broker retains transaction or other fees, including upfront placement fees or brokerage commissions, as described above under “Brokerage Transaction Fee,” neither the Trust nor the Dealer Manager shall have liability for such brokerage commission or other transaction based fee payable to the Broker, and the Broker is solely responsible for retaining the brokerage commissions or other similar transaction based fees due to the Broker from the subscription funds received by the Broker from its customers for the purchase of Shares in accordance with the terms of this Agreement.

Broker shall furnish Dealer Manager and the Trust with such information as shall reasonably be requested by the Trust with respect to the fees paid to Broker pursuant to this Schedule A, and Broker shall notify Dealer Manager if Broker is not eligible to receive transaction or other fees, including upfront placement fees or brokerage commissions, Shareholder Servicing Fee at the time of purchase.

Due Diligence

In addition, as set forth in the Offering Memorandum, the Dealer Manager or, in certain cases at the option of the Trust, the Trust, will pay or reimburse the Broker for reasonable bona fide due diligence expenses incurred by the Broker in connection with the Offering. Such due diligence expenses may include customary travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Broker and its personnel when visiting the Trust’s offices verify information relating to the Trust. The Broker shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Offering Memorandum, FINRA rules and other applicable laws and regulations.

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE BROKER ELECTS TO PARTICIPATE IN THE LISTED SHARE CLASS

☐ Class S Shares	☐ Class D Shares	☐ Class I Shares	☐ Class E Shares
☐ Class F-S Shares	☐ Class F-I Shares	☐ Class A-S Shares	☐ Class A-I Shares

The following reflects the transaction or other fee, including upfront placement fees or brokerage commissions, arrangement and Shareholder Servicing Fees as agreed upon between the Dealer Manager and the Broker for the applicable Share Class.

(Initials)	No upfront selling commission but intermediaries may charge transaction or other fees, including upfront selling commissions, placement fees or brokerage commissions, up to 3.5% of the transaction price per Class A-S Share, Class F-S Share and Class S Share sold in the Offering	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class A-S Shares, Class F-S Shares and Class S Shares.

(Initials)	Shareholder Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class A-S Shares, Class F-S Shares and Class S Shares, respectively, as of the beginning of the first calendar day of the month	By initialing here, the Broker agrees to the terms of eligibility for the shareholder servicing set forth in this Schedule I with respect to Class A-S Shares, Class F-S Shares and Class S Shares. Should the Broker choose to opt out of this provision, it will not be eligible to receive the shareholder servicing with respect to Class A-S Shares, Class F-S Shares and Class S Shares and initialing is not necessary. The Broker represents by its acceptance of each payment of the shareholder servicing that it complies with each of the above requirements.

(Initials)	No upfront selling commission but intermediaries may charge transaction or other fees, including upfront selling commissions, placement fees or brokerage commissions, up to 2.0% of the transaction price per Class D Share sold in the Offering	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D Shares.

(Initials)	Shareholder Servicing Fee of 0.25% per annum of the aggregate NAV of outstanding Class D Shares as of the beginning of the first calendar day of the month	By initialing here, the Broker agrees to the terms of eligibility for the Shareholder Servicing Fee set forth in this Schedule I with respect to Class D Shares. Should the Broker choose to opt out of this provision, it will not be eligible to receive the Shareholder Servicing Fee with respect to Class D Shares and initialing is not necessary. The Broker represents by its acceptance of each payment of the Shareholder Servicing Fee that it complies with each of the above requirements.

(Initials)	No upfront selling commission but intermediaries may charge transaction or other fees, including upfront selling commissions, placement fees or brokerage commissions, up to 2.0% of the transaction price per Class A-I Share, Class F-I Share and Class I Share sold in the Offering	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class A-I Shares, Class F-1 Shares and Class I Shares.

(Initials)	No Shareholder Servicing Fee fees payable in connection with Class A-I Shares, Class F-I Shares and Class I Shares sold in the Offering.	By initialing here, the Broker agrees to that no Shareholder Servicing Fee shall be payable in connection with Class A-I Shares, Class F-I Shares and Class I Shares sold in the Offering or issued in exchange for any other class of shares as provided in this Agreement.

(Initials)	No upfront selling commission on Class E Shares sold in the Offering	By initialing here, the Broker hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class E Shares.

(Initials)	No Shareholder Servicing Fee fees payable in connection with Class E Shares sold in the Offering.	By initialing here, the Broker agrees to that no Shareholder Servicing Fee shall be payable in connection with Class E Shares sold in the Offering or issued in exchange for any other class of shares as provided in this Agreement.

WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

HPS SECURITIES, LLC

By:
Name:
Title:

“BROKER”

(Print Name of Broker)

By:
Name:
Title:

SCHEDULE II

TO

SELECTED INTERMEDIARY AGREEMENT WITH

HPS SECURITIES, LLC

NAME OF ISSUER: HPS NET LEASE INCOME REIT

NAME OF BROKER:

SCHEDULE TO AGREEMENT DATED:

Broker hereby authorizes the Dealer Manager or its agent to deposit Shareholder Servicing Fees and other payments due to it pursuant to the Selected Intermediary Agreement to its bank account specified below. This authority will remain in force until Broker notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Broker’s account, the Dealer Manager is authorized to debit the account with no prior notice to Broker for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“BROKER”

(Print Name of Broker)

By:
Name:
Title:
Date:

SCHEDULE III

TO

SELECTED INTERMEDIARY AGREEMENT WITH

HPS SECURITIES, LLC

[Jurisdictions]

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

HPS SECURITIES, LLC

By:
Name:
Title:

“BROKER”

(Print Name of Broker)

By:
Name:
Title:

EXHIBIT B

FORM OF

PARTICIPATING ADVISER AGREEMENT

Ladies and Gentlemen:

HPS Securities, LLC, as the Dealer Manager (“Dealer Manager”) for HPS Net Lease Income REIT (the “Trust”), a Maryland statutory trust, invites you (the “Participating Adviser”) to participate in the distribution of certain classes of common shares of beneficial interest, par value $0.01 per share, of the Trust (the “Shares”) subject to the following terms:

I.	Dealer Manager Agreement

The Dealer Manager has entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with the Trust dated July 23, 2026, attached hereto as Exhibit “A.” Except as otherwise specifically stated herein, all terms used in this Agreement have the meanings provided in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Trust is conducting a continuous private offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), of certain classes (each, a “Class”) of its Shares, as designated by the Trust from time to time and as set forth in the Trust’s Confidential Private Placement Memorandum (as the same may be amended, restated and/or supplemented from time to time, the “Offering Memorandum”) and the Trust’s Amended and Restated Declaration of Trust, as amended, restated and/or supplemented from time to time.

By your acceptance of this Agreement, you will become one of the Participating Advisers referred to in the Dealer Manager Agreement between the Trust and the Dealer Manager and will be entitled and subject to the indemnification provisions contained in the Dealer Manager Agreement, including the provisions of Section 4 of the Dealer Manager Agreement wherein the Participating Advisers severally agree to indemnify and hold harmless the Trust, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Trust or the Dealer Manager within the meaning of the Securities Act.

By Participating Adviser’s acceptance of this Agreement, Participating Adviser hereby makes the Shares available for purchase by the clients of the Participating Adviser on a non-exclusive basis. Nothing in this Agreement shall be deemed or construed to make the Participating Adviser an employee, agent, representative or partner of the Dealer Manager or of the Trust, and the Participating Adviser is not authorized to act for the Dealer Manager or the Trust or to make any representations on their behalf except as set forth in the Offering Memorandum and in the Authorized Sales Materials.

Participating Adviser acknowledges that none of the Trust, ElmTree Funds, LLC, the Trust’s external advisor (the “Advisor”), HPS Investment Partners, LLC, the Trust’s administrator (the “Administrator”), BlackRock, Inc. (“BlackRock”), the Dealer Manager, and their respective officers, directors, employees, and affiliates, are undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Offering and that each of the Trust, the Advisor, the Administrator, BlackRock, the Dealer Manager, and their respective officers, directors, employees, and affiliates, have financial interests associated with the purchase of the Shares, as described in the Offering Memorandum, including fees, expense reimbursements, and other payments they anticipate receiving from the Trust in connection with the Offering and the operation of the Trust’s business. Participating Adviser acknowledges and agrees that Participating Adviser’s clients that purchase the Shares are relying on recommendations and investment advice provided by Participating Adviser through its representatives and not on any recommendation by Dealer Manager.

II.	Submission of Orders

Each person desiring to purchase Shares in the Offering will be required to complete and execute a subscription agreement in the form included as an appendix to the Offering Memorandum or otherwise in the form provided by the Trust to the Participating Adviser for use in connection with the Offering (a “Subscription Agreement”) and to deliver to the Participating Adviser such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Offering Memorandum. Those persons who purchase Shares will be instructed by the Participating Adviser to make their instruments of payment payable to or for the benefit of “HPS Net Lease Income REIT”. Purchase orders which include (i) instruments of payment and (ii) a completed and executed Subscription Agreement in good order, in both cases received by the Trust at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first calendar day of the next month (based on the prior month’s transaction price).

Participating Adviser agrees, upon receipt of any and all checks, drafts, money orders or other instruments of payment from prospective purchasers of Shares, to transmit same, together with a copy of the executed Subscription Agreement or copy of the signature page of such agreement, which conforms to the foregoing instructions and stating among other things, the name of the purchaser, current address, and the amount of the investment, in accordance with the following procedures, unless otherwise agreed with the Dealer Manager:

(i)

Where, pursuant to the Participating Adviser’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Participating Adviser for deposit to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

(ii)

Where, pursuant to the Participating Adviser’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Participating Adviser to the office of the Participating Adviser conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment for deposit to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

If the Participating Adviser receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, the Participating Adviser shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt.

Participating Adviser acknowledges and agrees that any Shares purchased pursuant to this Agreement will be offered and sold through the registered broker-dealer and member of FINRA identified on Schedule I hereto as the broker-dealer responsible for effecting the transaction in the Shares (the “Broker of Record/Custodian”). Participating Adviser may amend Schedule I to reflect one or more additional or successor Brokers of Record/Custodians with whom it has engaged to serve in such capacity upon written notice to the Dealer Manager of such amended Schedule I. Participating Adviser acknowledges and represents that any transactions in the Shares effected by those investment advisor representatives of Participating Adviser who are not registered representatives of a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be effected through Participating Adviser’s custodian as Broker of Record/Custodian. Participating Adviser shall cooperate with Dealer Manager to secure a services agreement with the Participating Adviser’s Broker of Record/Custodian with respect to the Shares, pursuant to which shareholder servicing fees may be payable as set forth in the Dealer Manager Agreement. Participating Adviser acknowledges that the Dealer Manager will not act as Broker of Record/Custodian for any Shares purchased pursuant to this Agreement.

In the event that Participating Adviser’s representatives are registered representatives of a broker-dealer registered under the Exchange Act and a member of FINRA, such broker-dealer shall act as Broker of Record/Custodian and Participating Adviser shall cooperate with Dealer Manager to obtain any required Participating Dealer Agreement or other such agreement as may be required to memorialize such broker-dealer’s agreement to act as Broker of Record/Custodian, pursuant to which shareholder servicing fees may be payable as set forth in the Dealer Manager Agreement. Further, in the event that Participating Adviser’s custodian is unable to act as Broker of Record/Custodian and/or Participating Adviser’s representatives are not registered with a broker-dealer, Participating Adviser agrees that it shall (and it shall cause its representatives to) only effect transactions in the Shares through such broker-dealers which have agreed to act as Broker of Record/Custodian for the Shares.

III.	Pricing

Except as otherwise provided in the Offering Memorandum, the Shares shall generally be offered at a purchase price payable in cash equal to the Trust’s prior month’s net asset value (“NAV”) per Share applicable to the Class of Shares being purchased (as calculated in accordance with the procedures described in then-current Offering Memorandum), or at a different offering price made available to investors in cases where the Trust believes there has been a material change to the NAV per Share since the end of the prior month. For shareholders who participate in the Trust’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the Class of Shares that each shareholder owns will be automatically re-invested in additional shares of the same Class. The DRIP Shares will be issued and sold to shareholders of the Trust at a purchase price equal to the transaction price for such common shares at the time the distribution is payable (which will generally be equal to our prior month’s NAV per share). Minimum purchase amounts for each Class of Shares shall be as set forth in the Offering Memorandum. The Shares are nonassessable.

IV.	Participating Adviser’s Compensation

Neither the Trust nor the Dealer Manager will pay any fees, commissions, or other transaction-based compensation to Participating Adviser in connection with the sale of any Shares.

All expenses incurred by Participating Adviser in the performance of Participating Adviser’s obligations hereunder, including, but not limited to, expenses related to the Offering and any attorneys’ fees, will be at Participating Adviser’s sole cost and expense, and the foregoing will apply notwithstanding the fact that an Offering is not consummated for any reason.

V.	Representations, Warranties and Covenants of Participating Adviser

In addition to the representations and warranties found elsewhere in this Agreement, Participating Adviser represents, warrants and agrees that:

(i)	It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Adviser is organized.

(ii)

It is empowered under applicable laws and by Participating Adviser’s organizational documents to enter into this Agreement and perform all activities and services of the Participating Adviser provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Adviser’s ability to perform under this Agreement.

(iii)

The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Adviser is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv)	All requisite actions have been taken to authorize Participating Adviser to enter into and perform this Agreement.

(v)

It shall notify Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Adviser or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Adviser, within the meaning of Section 15 of the Securities Act.

(vi)

Except for those jurisdictions listed on Schedule II hereto, Participating Adviser will not offer, sell or distribute Shares, or otherwise make any such Shares available, in any jurisdiction outside of the United States or United States territories unless the Participating Adviser receives prior written consent from the Dealer Manager.

(vii)

Neither Participating Advisers, nor any person acting on their behalf, will, without written consent in advance by the Trust, (i) offer or sell the Shares by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) take any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to qualify for the exemption under Rule 506(b) of Regulation D under the Securities Act.

(viii)

Participating Adviser acknowledges that it understands that the Trust is relying on Rule 506(b) of Regulation D under the Securities Act. In furtherance of the foregoing, Participating Adviser represents and warrants to the Dealer Manager that neither it, nor any of its general partners or managing members (if any), nor any of its directors, executive officers or other officers participating in the offering of the Trust, nor any employee or agent of Participating Adviser that shall receive remuneration (directly or indirectly) for the provision of services under this Agreement, nor any other person construed as a “covered person” pursuant to Rule 506 of Regulation D (each, a “Covered Person”) is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) thereof (each, a “Disqualifying Event”). Participating Adviser will immediately notify the Dealer Manager if it becomes aware of any Covered Person who is or becomes the subject of a Disqualifying Event.

(ix)	Participating Adviser acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers and/or advisers, which does not require the consent of Participating Adviser.

VI.	Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Trust or its agent, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or without the required instrument of payment in full payment for the Shares. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Trust or its agent is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Trust or its agent reserves the right to cancel the sale without notice.

VII.	Offering Memorandum and Authorized Sales Materials; Compliance with Laws

Participating Adviser is not authorized or permitted to give and will not give, any information or make any representation concerning the Shares except as set forth in the Offering Memorandum and any Authorized Sales Materials. Participating Adviser agrees that it will deliver a copy of the Offering Memorandum to each investor to whom an offer is made prior to or simultaneously with the first offer. The Participating Adviser agrees that it will not send or give any supplement to the Offering Memorandum or any Authorized Sales Materials to an investor unless it has previously sent or given an Offering Memorandum and all previous supplements thereto and any amended Offering Memorandum to that investor or has simultaneously sent or given an Offering Memorandum and all previous supplements thereto and any amended Offering Memorandum with such supplement to the Offering Memorandum or Authorized Sales Materials to that investor. The Participating Adviser agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker only”, “dealer only”, “advisor use only”, or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares. The Participating Adviser agrees that it will not show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to prospective investors in such jurisdiction. Participating Adviser agrees that it will not use in connection with the offer or sale of Shares any material or writing which relates to another company supplied to it by the Trust or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the Trust to which it relates. The Participating Adviser further agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Dealer Manager or the Trust in writing.

On becoming a Participating Adviser, and in offering and selling Shares, the Participating Adviser agrees to comply with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state, federal, foreign and other laws and regulations applicable to the Offering, the recommendation of the purchase of the Shares or the activities of the Participating Adviser pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, as amended (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC, FinCEN, the Bank Secrecy Act, as amended, the USA Patriot Act, and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (d) this Agreement and the Offering Memorandum. Notwithstanding the termination of this Agreement or the payment of any amount to the Participating Adviser, the Participating Adviser agrees to pay the Participating Adviser’s proportionate share of any claim, demand or liability asserted against the Participating Adviser and the other Participating Advisers on the basis that such Participating Advisers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Adviser’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

Participating Adviser and the Dealer Manager further agree to the following terms:

(i)

Participating Adviser agrees that it (1) will maintain written policies and procedures covering the delivery of electronic offering documents and the use of electronic signatures, (2) will comply with all applicable SEC rules and guidelines pertaining to electronic delivery of the Offering Memorandum and Authorized Sales Materials and electronic signature of the Subscription Agreement, (3) acknowledges that it is acting as an agent of the Trust only with respect to the delivery of the Offering Memorandum and Authorized Sales Materials electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Statement of Policy and the Intermediary Agreement and (4) will also comply, as applicable, with The Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transaction Act and any other applicable law.

(ii)

In consideration of the foregoing, the Dealer Manager hereby agrees that it will not reject a subscription on account of an electronic signature if such signature was obtained in the manner set forth in this Section VII.

VIII.	License as Registered Investment Adviser

The Participating Adviser’s acceptance of this Agreement constitutes a representation to the Trust and the Dealer Manager that (a) Participating Adviser is a duly and properly registered investment adviser in good standing under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and under federal and state securities laws and regulations, and foreign laws (including the laws of the jurisdictions listed on Schedule II), if applicable, and in all states or jurisdictions where it offers or sells Shares, and that (b) it is not required to be a member of FINRA or register as a broker or dealer under federal or state law. This Agreement shall automatically terminate if (i) the Participating Adviser’s registration as an investment adviser is suspended or terminated by any federal or state regulatory body or Participating Adviser otherwise ceases to be a registered investment adviser in good standing under the Advisers Act or under the securities laws of any state in which Participating Adviser is required to be registered or licensed or (ii) if the Participating Adviser is a registered broker-dealer and member of FINRA or is affiliated with a registered broker-dealer and member of FINRA, if it or its affiliate becomes subject to a FINRA suspension or it or its affiliate’s registration as a broker-dealer under the Exchange Act is terminated or suspended. The Participating Adviser agrees to notify the Dealer Manager immediately if any of the events in clauses (i) or (ii) of the foregoing sentence occur.

IX.	Limitation of Offer; Suitability

In recommending a purchase of the Shares, Participating Adviser or any person associated with the Participating Adviser shall have reasonable grounds to believe, on the basis of the information obtained from the potential investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known by the Participating Adviser or an associated person, that an investment in the Trust is suitable for the prospective investor.

The Participating Adviser will (i) recommend purchase of Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who (A) the Participating Adviser reasonably believes are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, (B) meet the financial and suitability qualifications set forth in the Offering Memorandum, or in any suitability letter or memorandum sent to it by the Trust or the Dealer Manager, and (C) have a pre-existing substantive relationship with the Participating Advisor prior to the recommendation to purchase such Shares, and (ii) will only make recommendations to purchase Shares to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the Shares are qualified for sale or that such qualification is not required (including the jurisdictions listed on Schedule II).

The Participating Adviser further represents, warrants and covenants that neither Participating Adviser, nor any person associated with the Participating Adviser, shall recommend the purchase of Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Offering Memorandum, including minimum income and net worth standards; or (b) applicable laws of the jurisdiction of which such investor is a resident. The Participating Adviser agrees to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, the Participating Adviser, or a person associated with the Participating Adviser, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, or the Trust) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Participating Adviser, or person associated with the Participating Adviser, that (i) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of the Advisor or the persons responsible for directing and managing the Trust and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account. The Participating Adviser further represents, warrants and covenants that the Participating Adviser, or a person associated with the Participating Adviser, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by the Participating Adviser, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established. Participating Adviser shall make reasonable inquiry to determine if the prospective investor is acquiring the Shares for his own account or on behalf of other persons, and that the prospective investor understands the limitations on the prospective investor’s disposition of the Shares as set forth in the Offering Memorandum.

In recommending purchases of the Shares, Participating Adviser shall rely only on the statements contained in the Offering Memorandum and Authorized Sales Materials, and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Shares. The Participating Adviser shall only recommend the Shares for purchase by investors who have engaged Participating Adviser as an investment advisor and who have agreed to pay Participating Adviser a fee for investment advisory services, consistent with the restrictions imposed by the Advisers Act.

The Participating Adviser agrees to comply with the record-keeping requirements imposed by federal and state securities laws and the rules and regulations thereunder. The Participating Adviser further agrees to make any applicable suitability records available to the Dealer Manager and the Trust upon request and to make them available to representatives of the SEC and FINRA and applicable state securities administrators upon the Adviser’s receipt of a subpoena or other appropriate document request from such agency.

The Participating Adviser further represents that it understands that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Offering Memorandum.

X.	Disclosure Review; Confidentiality of Information

The Participating Adviser agrees that it shall have reasonable grounds to believe, based on the information made available to it through the Offering Memorandum or other information reasonably requested by the Participating Adviser and made available to the Participating Adviser by the Dealer Manager or the Trust that all material facts are adequately and accurately disclosed in the Offering Memorandum and provide a basis for evaluating the Shares. In making this determination, the Participating Adviser shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If the Participating Adviser relies upon the results of any inquiry conducted by a member or members of FINRA, the Participating Adviser shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Trust.

It is anticipated that (i) the Participating Adviser and Participating Adviser’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Participating Adviser that are conducting a due diligence inquiry on behalf of the Participating Adviser and (ii) persons or committees, as the case may be, responsible for determining whether the Participating Adviser will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Trust, the Dealer Manager, the Advisor, or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Trust, the Dealer Manager, the Advisor, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Trust, the Dealer Manager, the Advisor, or their respective affiliates; (iii) information concerning the business and affairs of the Trust, the Dealer Manager, the Advisor, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. The Participating Adviser agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with the Participating Adviser’s due diligence inquiry. The Participating Adviser agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to the Participating Adviser’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. The Participating Adviser further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of the Participating Adviser’s due diligence inquiry and (b) informing each recipient of such Confidential Information of the Participating Adviser’s confidentiality obligation. The Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Trust, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Trust, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. The Participating Adviser acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Trust to comply therewith.

Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Trust or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC), provided that the Participating Adviser shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

XI.	Participating Adviser’s Compliance with Anti-Money Laundering Rules and Regulations

The Participating Adviser hereby represents that it has complied and will comply with Section 326 of the USA Patriot Act, as codified at 31 U.S.C. § 5318, and the implementing rules and regulations promulgated thereunder in connection with Participating Adviser’s anti-money laundering obligations. The Participating Adviser hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer due diligence, including, but not limited to, customer identification and beneficial ownership information of legal entity customers in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, FinCEN and the Bank Secrecy Act, as amended by the USA Patriot Act and the implementing rules and regulations promulgated thereunder. In accordance with these applicable laws and regulations and its AML Program, Participating Adviser agrees to apply the AML Program with respect to any customer it introduces to the Trust, to include verifying the identity of its customers (including beneficial owners of legal entity customers) and maintaining customer records for a period of no less than five (5) years from the date on which such customer’s investment in the Shares ceases. Participating Adviser will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing. Participating Adviser will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law.

Participating Adviser acknowledges and agrees that, with respect to any investor introduced by the Participating Adviser in connection with this Agreement, Participating Adviser (and not the Trust or the Dealer Manager) is responsible for reviewing and monitoring investors and complying with the applicable AML laws and regulations, including customer identification requirements, with respect to investors in connection with this Agreement.

To the extent permitted by law, Participating Adviser agrees to provide reasonable assistance to Dealer Manager or Trust upon written request, in obtaining such information as Dealer Manager or Trust determines is necessary for the Trust or Dealer Manager to comply with the AML laws and regulations applicable to it related to its activities under this Agreement, including providing Participating Adviser client data for investors in Shares of the Trust that any regulator, regulatory body, government, or other related agency having jurisdiction over the Trust or Dealer Manager requests.

Participating Adviser has adopted and implemented sanctions policies and procedures in compliance with and consistent with the regulations and Executive Orders administered by the United States, including those administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), including prohibitions and restrictions on dealings with or involving persons designated on the list of Specially Designated Nationals and Blocked Persons administered by OFAC and other lists administered by OFAC, as such lists may be amended from time to time (“U.S. Sanctions Programs”), as well as any other sanctions laws to which the Participating Adviser is subject (collectively with the U.S. Sanctions Programs, the “Applicable Sanctions Laws” and such sanctions policies and procedures, the “Sanctions Program”). These sanctions policies and procedures include screening all investors and their beneficial owners, controllers, or authorized persons (if any), against lists of sanctioned entities or individuals administered or enforced by the U.S., the E.U., the U.K., or the United Nations. Participating Adviser does not know or have any reason to suspect that any of the beneficial owners, controllers, authorized persons, or other entities associated with any investor investing in the Trust (including any beneficial owner(s) thereof): (i) appears on OFAC’s Specially Designated Nationals and Blocked Persons List; (ii) is named on any list of sanctioned entities or individuals pursuant to E.U. and/or U.K. regulations; (iii) is operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, the U.S., the E.U., the U.S. and/or the U.K. apply; or (iv) is otherwise subject to sanctions imposed by, or is a party with which the Trust is prohibited to deal with under the laws of, the United Nations, the U.S., the E.U. or the U.K., which may be amended from time to time (collectively, a “Sanctions Subject”).

Participating Adviser does not know or have any reason to suspect that the monies used to fund any investor’s investment in the Trust is derived, directly or indirectly, from, invested for the benefit of, or related in any way to: (i) any criminal, terrorist or other illegal activities, including but not limited to, money laundering activities, whether under U.S. law or otherwise; and/or (ii) a Sanctions Subject (or are made on behalf of, or are controlled by, such persons). Participating Adviser covenants that, should any investor and/or beneficial owner(s) thereof become at any time during their investment in the Trust a Sanctions Subject, Participating Adviser shall promptly notify the Dealer Manager of such, which notice shall include the identity of such Sanctions Subject if and as allowed by (or not prohibited by) Applicable Sanctions Law.

Participating Adviser agrees and acknowledges that, among other remedial measures, (i) the Trust may be obligated to “freeze the account” with respect to the portion of an investment by any investor, either by restricting participation by the investor and/or segregating the assets of the investor in order to comply with governmental regulations and/or if the Trust or Dealer Manager determines in its good faith that such action is in the best interests of the investor; and (ii) the Trust may be required to report such action or confidential information relating to the investor (including, without limitation, disclosing the investor’s identity) to regulatory authorities.

The Participating Adviser agrees to notify the Dealer Manager immediately if the Participating Adviser is subject to a FINRA disclosure event or fine from FINRA related to its AML Program. Notwithstanding any provision above, Participating Adviser agrees to provide to Dealer Manager any information reasonably requested by Dealer Manager for it to meet its obligations under anti-money laundering, sanctions and other applicable laws, including, but not limited to, any of Participating Adviser’s customers that are listed on any sanctions lists, politically exposed persons or senior foreign political figures.

Participating Adviser shall, upon request by the Dealer Manager, provide an annual certification to the Dealer Manager that, as of the date of such certification, (1) it has implemented and is continuing to implement its AML Program and its Sanctions Program, (2) its AML Program and its Sanctions Program are consistent with applicable AML laws and regulations and Applicable Sanctions Laws, (3) it is currently in substantial compliance with all applicable AML laws and regulations and Applicable Sanctions Laws, (4) that the Participating Adviser will perform all of the specified requirements for Customer Identification Programs as required by 31 C.F.R. § 1023.220, and (5) it will perform all of the specified requirements under the Customer Due Diligence Rule as required by 31 C.F.R. § 1010.230. Participating Adviser confirms that should any of the above representations become inaccurate, Participating Adviser will notify Dealer Manager.

XII.	Privacy

The Participating Adviser agrees as follows:

The Participating Adviser agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act, as amended (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Adviser may share with the Trust and the Trust may share with Participating Adviser nonpublic personal information (as defined under the GLBA) of customers of Participating Adviser. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Adviser shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Adviser served as the registered investment advisor for such customer’s account. Participating Adviser, the Dealer Manager and the Trust shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA), or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XII. Except as expressly permitted under the FCRA, Participating Adviser agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Adviser shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Adviser, the Dealer Manager or the Trust expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XII, shall be prohibited.

Participating Adviser shall implement commercially reasonable measures in compliance with industry best practices designed: (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Adviser further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Adviser provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XII.

XIII.	Participating Adviser’s Undertaking to Not Facilitate a Secondary Market in the Shares

The Participating Adviser acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and repurchase of the Shares, which significantly limit the liquidity of an investment in the Shares. The Participating Adviser also acknowledges that the Trust’s share repurchase plan (as amended from time to time, the “Plan”) provides only a limited opportunity for investors to have their Shares repurchased by the Trust and that the Trust’s board of trustees may, in its sole discretion, make exceptions to, modify or suspend the Plan at any time in accordance with the terms of the Plan. The Participating Adviser hereby agrees that so long as the Trust has not listed the Shares on a national securities exchange, the Participating Adviser will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

XIV.	Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current commercial arbitration rules of the American Arbitration Association in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held in New York City, or in another mutually agreed upon location. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XV.	Termination

The Participating Adviser will suspend or terminate its distribution and all recommendations to purchase the Shares upon the request of the Trust or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Trust or the Dealer Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective forty-eight (48) hours after the mailing of such notice. This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to the Participating Adviser, and any such amendment shall be deemed accepted by the Participating Adviser upon placement of an order for sale of Shares by such Participating Adviser’s customer after the Participating Adviser has received such notice. Participating Adviser may amend Schedule I to reflect one or more additional or successor Participating Dealers of Record/Custodians with whom it has engaged to serve in such capacity upon written notice of such amended Schedule I to the Dealer Manager.

The respective agreements and obligations of the Dealer Manager and Participating Adviser set forth in Sections IV, VI, VII, and XIII through XIX of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

XVI.	Use of Trust, ElmTree, BlackRock and HPS Names

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager, the Advisor and/or their respective affiliates of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Adviser of the name or identifying marks of the Trust, the Dealer Manager, “BlackRock” or “HPS” (or any combination or derivation thereof, including any name adopted in the future). The respective parties reserve the right to withdraw their consent to the use of the Trust’s name at any time and to request to review any materials generated by the Participating Adviser that use the Trust’s, BlackRock’s or HPS’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XVII.	Notice

Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier, or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	HPS Securities, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If to the Advisor:	ElmTree Funds, LLC
8027 Forsyth Boulevard
St. Louis, MO 63105

If to the Trust:	HPS Net Lease Income REIT
c/o HPS Investment Partners, LLC
40 West 57th Street, 33rd Floor
New York, NY 10019

If to Participating Adviser:	To the address specified by the Participating Adviser herein.

XVIII.	Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by the Participating Adviser and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in New York, New York.

XIX.	No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute the Participating Adviser as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Trust or the other Participating Advisers; instead, this Agreement shall only constitute the Participating Adviser as an investment advisor authorized by the Dealer Manager to make the Shares available to its clients according to the terms set forth in the Offering Memorandum and in this Agreement.

XX.	Changes; Amendments

Except as specifically provided in this Section XX, this Agreement may be changed or amended only by written instrument signed by all parties.

In the event of a change in law, regulation or other regulatory guidance which affects this Agreement, Participating Adviser authorizes the Dealer Manager to amend this Agreement in order to comply with the requirements of any such law, regulation or other regulatory guidance. Participating Adviser agrees that such amendment shall automatically become effective upon the execution of the first transaction Participating Adviser or its Customer executes with the Trust thirty (30) calendar days after receipt of the amendment (or sooner, if required to comply with applicable law and that the amendment shall not require the signature of Participating Adviser in order to be effective).

XXI.	Entire Agreement

This Agreement (including any Schedules and Exhibits hereto) are the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

XXII.	Successors and Assigns

No party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon the Dealer Manager, the Advisor and Participating Adviser and their respective successors and permitted assigns.

XXIII.	Severability.

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

XXIV.	Counterparts.

This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same agreement, including all exhibits. Each party may execute this Agreement by applying an electronic signature using DocuSign or any similar electronic signature program and acknowledges, agrees and confirms that the use of such an electronic signature program (a) shall result in a reliable and valid delivery of such party’s signature to this Agreement; and (b) shall constitute reasonable steps on the part of the other party to this Agreement to verify the reliability of such signature.

THE DEALER MANAGER:

HPS SECURITIES, LLC

Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a registered investment adviser and are fully authorized to recommend the purchase of securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1.	IDENTITY OF PARTICIPATING ADVISER:

Company Name:

Type of entity:

(Corporation, Partnership or Proprietorship)

Organized in the State of:

Licensed as registered investment adviser all States:	☐ Yes ☐ No

If no, list all States licensed as registered investment adviser:

Tax ID #:

2.	Person to receive notices delivered pursuant to the Participating Adviser Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY THE PARTICIPATING ADVISER:

(Participating Adviser’s Firm Name)

By:
Signature

Name:

Title:

Date:

SCHEDULE I

ADDENDUM

TO

PARTICIPATING ADVISER AGREEMENT WITH

HPS SECURITIES, LLC

Name of Broker-Dealer of Record

/ Custodian:

SCHEDULE II

TO

PARTICIPATING ADVISER AGREEMENT WITH

HPS SECURITIES, LLC

[Jurisdictions]

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

HPS SECURITIES, LLC

By:
Name:
Title:

“PARTICIPATING ADVISER”

(Print Name of Participating Adviser)

By:
Name:
Title: